EX-99.2

May 24, 2005

GAMES, INC

425 WALNUT STREET

CINCINNATI, OH

May 24, 2005

By certification over 60% of shareholder approved the proposal in the Company’s Notice of Annual Meeting filed with the SEC on May 11, 2005.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF GAMES, INC.

425 Walnut Street

Suite 2300

Cincinnati, Ohio 45202

(513) 721-3900

PROXY FOR 2004 ANNUAL MEETING OF SHAREHOLDERS MAY 24, 2005

The undersigned shareholder(s) of  Games, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated May 11, 2005, and hereby appoints Roger W. Ach, II, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Shareholders of  Games, Inc. to be held on May 24, 2005 at 4:00 p.m., local time, at 425 Walnut Street, suite 2300, Cincinnati, Ohio, 45202, and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.

1.  Election of Directors.

[ X ]  FOR all the nominees listed below (except as indicated).

[   ]    WITHHOLD authority to vote for all nominees listed below.

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE’S NAME IN THE LIST BELOW:

George R. Blake	Richard O. Coleman	Thomas C. Joseph
Edward J. VonderBrink	George M. Vredeveld	Roger W. Ach, II
Carol A. Meinhardt

2.  To approve the Amendment of our Amended and Restated Articles of Incorporation for authorization for the

Board of Directors to amend Amended and Restated Articles of Incorporation to effect a reverse stock split.

[ X ] FOR

[    ] AGAINST

[    ] ABSTAIN

3.  To approve the additional Director compensation.

[  X ] FOR

[    ] AGAINST

[    ] ABSTAIN

4.  To ratify the appointment of Marcum & Kliegman LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2005.

[ X  ] FOR

[    ] AGAINST

[    ] ABSTAIN

May 24, 2005

Cincinnati, Oh